                                                                     EXHIBIT 4.8

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                                NRG ENERGY, INC.

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                                    INDENTURE

                           Dated as of March 20, 2000

                           pound sterling 160,000,000

                      Reset Senior Notes Due March 15, 2020



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





                                TABLE OF CONTENTS


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                                                                                                               PAGE
                                                                                                               ----

                                        ARTICLE IDEFINITIONS

Section 1.1       Certain Terms Defined...........................................................................1


                   ARTICLE II ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

Section 2.1       Authentication and Delivery of Securities......................................................11
Section 2.2       Execution of Securities........................................................................11
Section 2.3       Certificate of Authentication..................................................................12
Section 2.4       Form, Denomination and Date of Securities......................................................12
Section 2.5       Mutilated, Defaced, Destroyed, Lost and Stolen Securities......................................13
Section 2.6       Cancellation of Securities; Destruction Thereof................................................14
Section 2.7       Transfer Agent and Paying Agent................................................................14

                                 ARTICLE III TERMS OF THE SECURITIES
Section 3.1       Issue of Securities............................................................................14
Section 3.2       Interest through the Initial Reset Date........................................................15
Section 3.3       Conversion Event...............................................................................15
Section 3.4       Interest after Initial Reset Date..............................................................16
Section 3.5       Mandatory Tender...............................................................................17
Section 3.6       Redemption.....................................................................................18


                          ARTICLE IV COVENANTS OF THE ISSUER AND THE TRUSTEE

Section 4.1       Payment of Principal and Interest..............................................................19
Section 4.2       Offices for Payments, etc......................................................................20
Section 4.3       Appointment to Fill Vacancy in Office of Trustee...............................................20
Section 4.4       Paying Agents..................................................................................20
Section 4.5       Certificate to Trustee.........................................................................21
Section 4.6       Securityholder's Lists.........................................................................21
Section 4.7       Reports by the Issuer..........................................................................22
Section 4.8       Limitation on Liens............................................................................22
Section 4.9       Payment of Additional Amounts..................................................................22
Section 4.10      Repurchase of Securities Upon a Change of Control..............................................24


                        ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
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

                               ON EVENT OF DEFAULT

Section 5.1       Event of Default Defined; Acceleration of Maturity; Waiver of Default..........................26
Section 5.2       Collection of Indebtedness by Trustee; Trustee May Prove Debt..................................29
Section 5.3       Application of Proceeds........................................................................31
Section 5.4       Suits for Enforcement..........................................................................32
Section 5.5       Restoration of Rights on Abandonment of Proceedings............................................32
Section 5.6       Limitations of Suits by Securityholders........................................................32
Section 5.7       Powers and Remedies Cumulative, Delay or Omission Not Waiver of Default........................33
Section 5.8       Control by Securityholders.....................................................................33
Section 5.9       Waiver of Past Defaults........................................................................34
Section 5.10      Rights of Holders to Receive Payment...........................................................34


                                  ARTICLE VI CONCERNING THE TRUSTEE
Section 6.1       Duties and Responsibilities of the Trustee; During Default; Prior to Default...................34
Section 6.2       Certain Rights of the Trustee..................................................................35
Section 6.3       Trustee Not Responsible for Recitals, Disposition of Securities or
                  Application of Proceeds Thereof................................................................37
Section 6.4       Trustee and Agents May Hold Securities; Collections, etc.......................................37
Section 6.5       Moneys Held by Trustee.........................................................................37
Section 6.6       Compensation and Indemnification of Trustee and Its Prior Claim................................37
Section 6.7       Right of Trustee to Rely on Officers' Certificate, etc.........................................38
Section 6.8       Persons Eligible for Appointment as Trustee....................................................38
Section 6.9       Resignation and Removal; Appointment of Successor Trustee......................................38
Section 6.10      Acceptance of Appointment by Successor Trustee.................................................39
Section 6.11      Merger, Conversion, Consolidation or Succession to Business of Trustee.........................40

                              ARTICLE VII CONCERNING THE SECURITYHOLDERS
Section 7.1       Evidence of Action Taken by Securityholders....................................................41
Section 7.2       Proof of Execution of Instruments and of Holding of Securities Record Date.....................41
Section 7.3       Holders to Be Treated as Owners................................................................41
Section 7.4       Securities Owned by Issuer Deemed Not Outstanding..............................................42
Section 7.5       Right of Revocation of Action Taken............................................................42

                                 ARTICLE VIII SUPPLEMENTAL INDENTURES
Section 8.1       Supplemental Indentures Without Consent of Securityholders.....................................43
Section 8.2       Supplemental Indentures With Consent of Securityholders........................................44
Section 8.3       Effect of Supplemental Indenture...............................................................45
Section 8.4       Documents to Be Given to Trustee...............................................................45
Section 8.5       Notation of Securities in Respect of Supplemental Indentures...................................45

                             ARTICLE IX CONSOLIDATION, MERGER, SALE OR CONVEYANCE
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

Section 9.1       Covenant Not to Merge, Consolidate, Sell or Transfer Assets Except Under Certain
                  Conditions.....................................................................................46
Section 9.2       Successor Corporation Substituted..............................................................47
Section 9.3       Opinion of Counsel to Trustee; Officers' Certificate...........................................47


                                  ARTICLE X SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS
Section 10.1      Satisfaction and Discharge of Indenture........................................................48
Section 10.2      Application by Trustee of Funds Deposited for Payment of Securities............................49
Section 10.3      Repayment of Moneys Held by Paying Agent.......................................................49
Section 10.4      Return of Moneys Held by Trustee and Paying Agent Unclaimed
                  for Two Years..................................................................................49
Section 10.5      Defeasance and Discharge of Indenture..........................................................49
Section 10.6      Defeasance of Certain Obligations..............................................................51

                                 ARTICLE XI MISCELLANEOUS PROVISIONS
Section 11.1      Incorporators, Shareholders, Officers and Directors of Issuer Exempt from
                  Individual Liability...........................................................................52
Section 11.2      Provisions of the Indenture for the Sole Benefit of Parties
                  and Securityholders............................................................................52
Section 11.3      Successors and Assigns of Issuer Bound by Indenture............................................53
Section 11.4      Notices and Demands on Issuer, Trustee and Securityholders.....................................53
Section 11.5      Rule 144A Information..........................................................................54
Section 11.6      Officers' Certificates and Opinions of Counsel, Statements to Be Contained Therein.............54
Section 11.7      Payments Due on Saturdays, Sundays and Holidays................................................55
Section 11.8      New York Law to Govern.........................................................................55
Section 11.9      Consent to Jurisdiction........................................................................56
Section 11.10     Counterparts...................................................................................56
Section 11.11     Effect of Headings.............................................................................56


Exhibit A.......................................................................................................A-1
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



                  INDENTURE, dated as of March 20, 2000, between NRG ENERGY,
INC., a Delaware corporation (herein called the "Issuer"), and THE BANK OF NEW
YORK, a New York banking corporation, as trustee (herein called the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer has duly authorized the issuance of pound sterling 160,000,000 aggregate principal amount of its Reset Senior Notes
Due March 15, 2020 (the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, in consideration of the premises and of the acceptance and purchase of the Securities by the Holders (as defined herein) thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


ARTICLE 1

                                   DEFINITIONS

                  Section 1.1       Certain Terms Defined.

                  The following terms (except as otherwise expressly provided) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.1. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (as defined herein). The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

                  "Additional Amounts" has the meaning specified in Section 4.9.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling", and "controlled" have meanings correlative to the foregoing.



                  "Authenticating Agent" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 2.1.

                  "Bearer Security" means any Security that is payable to bearer.

                  "Board of Directors" means the Board of Directors of the Issuer.

                  "Board Resolution" means a copy of a resolution certified by a Director of the Issuer to have been duly adopted by the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, and to be in full force and effect on the date of such certification.

                  "Business Day" means each day that is not a Saturday, Sunday or a day on which banking institutions and foreign exchange markets in New York City or London, or in any place of payment of the Securities, are authorized or obligated by law to remain closed.

                  "Callholder" means Bank of America, N.A., as holder of the call option under the Call Option Agreement.

                  "Call Option Agreement" means the confirmation, dated March 20, 2000, between the Pass-Through Trustee and the Callholder, pursuant to the ISDA Master Agreement, providing a call option to the Callholder.

                  "Certificate Change of Control Offer" means a "Change of Control Offer" as defined in Section 3.4 of the Trust Agreement.

                  "Certificates" means the 8.70% Remarketable or Redeemable Securities ("ROARS") Due March 15, 2005 issued by the NRG Energy Pass-Through Trust 2000-1 and authorized by, and authenticated and delivered under, the Trust Agreement.

                  "Certificate Repurchase Date" shall be the repurchase date of the Certificates pursuant to a Change of Control Offer, as set forth in the Trust Agreement.

                  "Change of Control" means the occurrence of one or more of the following events: (i) NSP (or its successors) shall cease to own a majority of the outstanding Voting Stock of the Issuer, (ii) at any time following the occurrence of the event described in clause (i), a Person or group (as that term is used in Section 13(d)(3) of the Exchange Act) of Persons (other than NSP) shall have become the beneficial owner directly or indirectly, or shall have acquired the absolute power to direct the vote, of more than 35% of the outstanding Voting Stock of the Issuer or (iii) during any twelve-month period, individuals who at the beginning of such period constitute the Board of Directors (together with any new directors whose election or nomination was approved by a majority of the directors then in office who were either directors at the beginning of such period or who were previously so approved) shall cease for any reason to con-


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


stitute a majority of the Board of Directors. Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred if one or more of the above events occurs or circumstances exist and, after giving effect thereto, the Securities are rated Investment Grade. For purposes of clause (i), NSP's "successors" shall be deemed to include NSP, as the "surviving corporation," as that term is used in the Agreement and Plan of Merger, dated as of March 24, 1999, by and between NSP and New Century Energies, Inc., if the merger contemplated by such agreement is consummated substantially in accordance with the terms specified therein.

                  "Change of Control Offer" has the meaning set forth in Section 4.10(b).

                  "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                  "Consolidated Current Liabilities" mean such liabilities of the Issuer on a consolidated basis as shall be determined in accordance with GAAP to constitute current liabilities.

                  "Consolidated Net Tangible Assets" means, as of the date of determination thereof, the total amount of all Issuer's assets determined on a consolidated basis in accordance with GAAP as of such date less the sum of (a) Consolidated Current Liabilities and (b) Intangible Assets.

                  "Conversion Event" means the occurrence of an Event of Default at any time prior to (but excluding) the Initial Reset Date, that results in the outstanding principal amount of the Securities being due and payable immediately.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is 101 Barclay Street, New York, New York, 10286.

                  "Currency Swap" means the Currency Swap Agreement between the Swap Counterparty and the Pass-Through Trustee, pursuant to an ISDA Master Agreement between such parties dated March 20, 2000.

                  "discharged" means, with respect to the Securities, the discharge of the entire indebtedness represented by, and all obligations of the Issuer under, the Securities and the satisfaction of all the obligations of the Issuer under this Indenture relating to the Securities, except (A) the rights of Holders of the Securities to receive, from the trust fund described in Section
10.1 hereof, payment of the principal of, and premium, if any, and interest, if any, on the Securities when such payments are due, (B) the Issuer's obligations with respect to the Securities with respect to registration, transfer, exchange and maintenance of a place of payment and (C) the rights, powers, trusts, duties, protections and immunities of the Trustee under this Indenture.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt in the United States.

                  "Dollar Swap Payment" means a semi-annual Dollar payment made by the Swap Counterparty to the Pass-Through Trustee on behalf of the holders of Certificates which is calculated at an annual interest rate of 8.70% on the basis of a 360-day year consisting of twelve months of 30-days each due on the lesser of $250,000,000 aggregate notional amount or a notional amount equal to the outstanding principal amount of the Certificates following a partial repurchase pursuant to a Certificate Change of Control Offer.

                  "DTC" means The Depository Trust Company (or a nominee thereof) or its successors.

                  "Event of Default" means any event or condition specified as such in Section 5.1 hereof that shall have continued for the period of time, if any, therein designated.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Final Reset Date" means March 15, 2006, unless such date is not a Business Day, in which case the next succeeding day that is a Business Day.

                  "Fixed Rate Determination Date" means the 5th Business Day prior to the Fixed Rate Reset Date.

                  "Fixed Rate Reset Date" means the Reset Date corresponding to the Floating Rate Period Termination Date or the Initial Reset Date, as applicable.

                  "Floating Period Interest Rate" means, with respect to any Floating Rate Reset Period, the per annum interest rate with respect to the Securities for such Floating Rate Reset Period determined by the Remarketing Agent in accordance with the Remarketing Agreement.

                  "Floating Rate Option" means the right of the Issuer to, at its option, reset the interest rate on the Securities on any Reset Date to the Floating Period Interest Rate for each Floating Rate Reset Period.

                  "Floating Rate Period" means the period from and including the Initial Reset Date to but excluding the Floating Rate Period Termination Date.




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


                  "Floating Rate Period Termination Date" means the Final Reset Date or an earlier Reset Date if the Issuer elects to earlier terminate the Floating Rate Period, provided that the Issuer gives notice of such election to the Trustee and the Remarketing Agent no later than the 12th Business Day prior to such earlier Reset Date in accordance with the Remarketing Agreement.

                  "Floating Rate Purchase Price" means the purchase price to be paid for the Securities as determined on the on the Floating Rate Spread Determination Date, which shall be equal to (i) the principal amount of the Securities plus (ii) the Senior Note Premium.

                  "Floating Rate Reset Period" means the period from and including the Initial Reset Date to but excluding the next succeeding Reset Date and thereafter the period from and including such next succeeding Reset Date to but excluding the next succeeding Reset Date; provided, however, that the final Floating Rate Reset Period shall extend to but exclude the Floating Rate Period Termination Date.

                  "Floating Rate Spread Determination Date" means the 5th Business Day prior to the Initial Reset Date.

                  "GAAP" means generally accepted accounting principles in the U.S. applied on a basis consistent with the principles, methods, procedures and practices employed in the preparation of the Issuer's audited financial statements, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

                  "Gross-Up Taxes" has the meaning set forth in Section 4.9.

                  "Holder," "Holder of Securities," "Securityholder" and other similar terms mean the registered holder of any Security.

                  "Indebtedness" has the meaning set forth in Section 4.8.

                  "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

                  "Initial Reset Date" means March 15, 2005 (unless such date is not a Business Day, in which case the next succeeding day that is a Business
Day).

                  "Intangible Assets" means, as of the date of determination thereof, all assets of the Issuer properly classified as intangible assets as determined on a consolidated basis in accordance with GAAP.

                  "Interest Accrual Period" means the period from and including the preceding Interest Payment Date (or, in the case of the first such period, from and including the date of initial issuance of the Securities) to but excluding the current Interest Payment Date.

                  "Interest Amount" has the meaning set forth in Section 3.2(c).

                  "Interest Payment Date" means, in the case of interest accruing on the Securities (i) during the period from and including the date of initial issuance of the Securities to but excluding the Initial Reset Date, each March 15 and September 15 in such period and the Initial Reset Date (unless any such date is not a Business Day and a Conversion Event has not occurred, in which case the next succeeding day that is a Business Day), (ii) during the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Securities, each March 15 and September 15 and (iii) during each Floating Rate Reset Period in the Floating Rate Period, the Reset Date next succeeding such Floating Rate Reset Period.

                  "Interest Rate to Maturity" means the per annum interest rate with respect to the Securities from and including the Fixed Rate Reset Date to but excluding the final maturity of the Securities equal to the rate determined by the Remarketing Agent pursuant to the Remarketing Agreement that would amortize the Senior Note Premium on the basis set forth in the Remarketing Agreement.

                  "Investment Banker" means an independent investment banking institution of national standing selected by the Issuer.

                  "Investment Grade" means, with respect to the Securities, a rating of Baa3 or higher by Moody's Investors Service, Inc., and a rating of BBB- or higher by Standard and Poor's Ratings Group (or, if either or both of the foregoing rating agencies cease to rate the Securities for reasons beyond the control of the Issuer, equivalent ratings by one or two (as the case may be) other nationally recognized statistical rating organizations (as such term is defined in Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act)); provided that if either of the foregoing rating agencies shall change its ratings designations while the Securities are Outstanding, "Investment Grade" shall mean the lowest ratings designation signifying "investment grade" issued by such agency (or higher).

                  "ISDA Master Agreement" means the ISDA Master Agreement dated as of March 7, 2000 between Bank of America, N.A. and the Pass-Through Trustee, as supplemented and amended by the schedule thereto.

                  "Issuer" means NRG Energy, Inc., a Delaware corporation, and, subject to Article 9 hereof, its successors and assigns.

                  "NSP" means Northern States Power Company, a Minnesota corporation.

                  "Officers' Certificate" means a certificate signed on behalf of the Issuer by the Chairman of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board or the President, or any Vice President and by the Chief Financial Officer or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.6 hereof, if and to the extent required thereby.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel satisfactory to the Trustee, who may be an employee of or counsel to the Issuer. Each such opinion shall include the statements provided for in
Section 11.6 hereof, if and to the extent required thereby.

                  "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4 hereof, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

                          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, or which shall have been paid pursuant to Section 2.7 hereof (other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuer); and

                          (2) Securities, or portions thereof, for the payment or redemption of which moneys or direct obligations of the United States of America backed by its full faith and credit in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice.

                  "Pass-Through Trustee" means The Bank of New York, as trustee of the NRG Energy Pass-Through Trust 2000-1.

                  "Paying Agent" means any Person authorized by the Issuer to pay the principal of, or premium, if any, or interest on, any Securities on behalf of the Issuer hereunder, including, without limitation, the Principal Paying Agent.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Pounds Sterling" means such currency of the United Kingdom as at the time of payment is legal tender for the payment of public and private debts.

                  "Principal Paying Agent" means The Bank of New York until a successor Principal Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Principal Paying Agent" shall mean such successor Principal Paying Agent.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

                  "Regulation S" means Regulation S under the Securities Act, as such Regulation may be amended from time to time, or under any similar rules or regulations hereafter adopted by the Commission.

                  "Relevant Date" for any payment to be made with respect to the Securities of any series means whichever is the later of (i) the date on which the relevant payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee on or prior to such due date, the date on which, the full amount payable having been so received, notice to that effect shall have been given to the Holders in accordance with this Indenture.

                  "Remarketing Agreement" means the Remarketing Agreement dated as of March 20, 2000 between the Issuer and the Remarketing Agent.

                  "Remarketing Agent" means Banc of America Securities LLC or any affiliate thereof or its successor or assigns.

                  "Reset Date" means, as applicable, any of the Initial Reset Date and, as applicable, June 15, 2005, September 15, 2005, December 15, 2005 or March 15, 2006 (unless any such date is not a Business Day, in which case the next succeeding day that is a Business Day).

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rules or regulation hereafter adopted by the Commission.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security" or "Securities" has the meaning set forth in the recitals above.

                  "Senior Note Premium" means the "Note Premium" on the Securities as that term is defined in the Remarketing Agreement and as determined by Remarketing Agent pursuant to the Remarketing Agreement.

                  "Senior Note Repurchase Date" has the meaning set forth in
Section 4.10(b).

                  "Stated Maturity" means, with respect to any Security or any installment of interest thereon, the date specified as the fixed date on which any principal or any such installment of interest is due and payable.

                  "Sterling Swap Payment" means a semi-annual payment to be made by the Pass-Through Trustee to the Swap Counterparty which is calculated to equal the Pound Sterling semi-annual interest payment required to be made by the Company on the Securities.

                  "Swap Counterparty" means Bank of America, N.A., or its successors.

                  "Swap Termination Event" means the termination of the Currency Swap in accordance with its terms on March 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day), unless earlier terminated as a result of (a) the failure for 30 days by the Pass-Through Trustee to make a Sterling Swap Payment thereunder, (b) the failure by the Swap Counterparty to make a Dollar Swap Payment thereunder if such failure is not remedied on or before the third Business Day after notice of such failure is given by the Pass-Through Trustee to the Swap Counterparty, (c) the occurrence of a Conversion Event, (d) the occurrence of a redemption of the Securities as a result of an Optional Tax Redemption, (e) the occurrence of a repurchase of 100% of the Securities as a result of a Change of Control, (f) the commencement of insolvency, conservatorship or receivership in respect of the Trust or (g) certain other events as described in the Currency Swap.

                  "Taxing Jurisdiction" means the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which the Issuer is incorporated or in which the Issuer is managed and controlled or has a place of business.

                  "Trust Agreement" means the Trust Agreement, dated as of March 20, 2000, between the Issuer and The Bank of New York, as trustee.

                  "Trustee" means the entity identified as "Trustee" in the first paragraph hereof until the appointment of a successor trustee pursuant to
Article 6, after which "Trustee" shall mean such successor trustee.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Government Obligations" means securities that are (i) direct and unconditional obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America and which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company subject to federal or state supervision or examination with a combined capital and surplus of at least $100,000,000, as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors (or persons fulfilling similar responsibilities) of such Person.

                  "1996 Senior Notes" means $125,000,000 aggregate principal amount of 7.625% Securities Due 2006 of the Issuer, issued pursuant to an Indenture dated as of January 31, 1996, between the Issuer and Norwest Bank Minnesota, National Association.

                  "1997 Senior Notes" means $250,000,000 principal amount of 7 1/2% Senior Notes Due 2007 of the Issuer, issued pursuant to an Indenture dated as of June 1, 1997, between the Issuer and Norwest Bank Minnesota, National Association.

                  "1999 Senior Notes" means $300,000,000 principal amount of 7 1/2 % Senior Notes Due 2009 of the Issuer, issued pursuant to an Indenture dated as of May 25, 1999, between the Issuer and Norwest Bank Minnesota, National Association.

                  "1999 ROARS" means $240,000,000 principal amount of 8% Remarketable or Redeemable Securities (ROARS(SM)) due 2013 of the Issuer, issued pursuant to an Indenture dated as of November 8, 1999, between the Issuer and Norwest Bank Minnesota, National Association.

ARTICLE 2

             ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

                  Section 2.1  Authentication and Delivery of Securities.

                  Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of pound sterling 160,000,000 (except as otherwise provided in Section
2.5 hereof) may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee or the Authentication Agent shall thereupon authenticate and deliver said Securities to or upon the written order of the Issuer, signed by both (a) its Chairman of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, or any Vice Chairman of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, or its President or any Vice President and (b) by its Chief Financial Officer, or its Secretary or any Assistant Secretary, or its Treasurer or any Assistant Treasurer without any further action by the Issuer. The Securities shall be direct, unconditional obligations of the Issuer and shall rank pari passu without preference among themselves and equally in priority of payment with all other present and future unsubordinated, unsecured indebtedness of the Issuer.

                  Section .1   Execution of Securities.

                  The Securities shall be signed on behalf of the Issuer by both
(a) its Chairman of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, or any Vice Chairman of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, or its President or any Vice President and (b) by its Chief Financial Officer or its Secretary or its Assistant Secretary or its Treasurer or any Assistant Treasurer, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such Person was not such officer.

                  Section .2     Certificate of Authentication.

                  Only such Securities as shall bear thereon a certificate of authentication substantially in the form recited in the form of Security attached as Exhibit A hereto, executed by the Trustee or the Authenticating Agent by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  Section 2.2   Form, Denomination and Date of Securities.

                  (1) The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in the form of Security attached as Exhibit A hereto, the terms of which are herein incorporated by reference and which are part of this Indenture. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee. Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

                  (2) The Issuer shall execute and the Trustee shall authenticate and deliver the Securities pursuant to a Company Order.

                  (3) Each Security shall be dated the date of its authentication and shall bear interest from the applicable date at a rate specified on the face thereof, which interest shall be payable on the dates specified on the face thereof.

                  (4) The Person in whose name any Security is registered at the close of business on the record date specified in the Securities with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities are registered at the close of business on a subsequent special record date, to be established (together with the related payment date) by the Issuer with the consent of the Trustee. Such special record date shall not be more than 15 nor less than 10 Business Days prior to the payment date. Not more than 15 days prior to the special record date, the Issuer (or the Trustee, in the name of and at the expense of the Issuer) shall mail to Holders a notice that states the special record date, the related payment date and the amount of interest to be paid. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the Persons in whose names the Securities are registered on such special record date.

                  (5) The Securities shall be issuable in the denominations specified in the form of Security attached as Exhibit A hereto.

                  Section 2.3 Mutilated, Defaced, Destroyed, Lost and Stolen Securities.

                  In case any temporary or definitive Security shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request any officer of the Issuer, the Trustee shall authenticate and deliver a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

                  Upon the issuance of a substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

             Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.4 Cancellation of Securities; Destruction Thereof.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it, provided all conditions regarding such cancellation have been met; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment or cancellation in accordance with the Trustee's policy of disposal. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.5 Transfer Agent and Paying Agent.

                  The Issuer shall enter into an appropriate appointment letter with any Registrar, Transfer Agent or Paying Agent not a party to this Indenture, which shall implement the provisions of this Indenture that relate to such Person. The Issuer shall notify the Trustee of the name and address of any such Person. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.6. The Issuer initially appoints the Trustee as Registrar, Transfer Agent and Principal Paying Agent in The City of New York.


ARTICLE 3

                             TERMS OF THE SECURITIES

          Section 3.1       Issue of Securities.

                  (1) On or after the Initial Reset Date, the Securities shall be issuable in minimum denominations of pound sterling 10,000 and integral multiples of pound sterling 1,000 in excess thereof.

                  (2) The Securities shall have a final maturity date of March 15, 2020.

                  (3) The record date for the Securities shall be 15 calendar days immediately prior to each Interest Payment Date.

          Section 3.2 Interest through the Initial Reset Date.

                  (1) The per annum interest rate on the Securities for each Interest Accrual Period through the Initial Reset Date will be 7.97% and shall be payable in Pounds Sterling; provided, however, that, upon the occurrence of a Conversion Event, the provisions of Section 3.3 shall become effective.

                  (2) Interest on the Securities through the Initial Reset Date will be payable semi-annually on each Interest Payment Date, commencing on the Interest Payment Date next succeeding the date of initial issuance of the Securities; provided, however, that, if any such Interest Payment Date is not a Business Day and a Conversion Event has not occurred, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

                  (3) The amount payable in respect of interest on the principal amount of the Securities (the "Interest Amount") outstanding at the end of the relevant Interest Accrual Period shall be determined on the basis of a 360-day year of twelve 30-day months; provided however, that in the event of a Swap Termination Event, other than a Swap Termination Event caused by a Conversion Event, an Optional Tax Redemption, or the repurchase of 100% of the Securities pursuant to a Change of Control, the Interest Amount shall be determined by (i) applying the rate of interest to the principal amount of the outstanding Securities and (ii) multiplying that amount by the actual number of days in such Interest Accrual Period divided by 365 (or if such Interest Accrual Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

          Section 3.3  Conversion Event.

                  (1) Upon the occurrence of a Conversion Event, then automatically (i) the aggregate principal amount of the outstanding Securities shall convert to $250,000,000 or whatever lesser amount of the Certificates is then outstanding, effective from the date of the immediately preceding Interest Payment Date prior to the occurrence of such Conversion Event and (ii) the interest rate on the outstanding Securities shall convert to 8.70% per annum effective from the date of the immediately preceding Interest Payment Date prior to the occurrence of such Conversion Event, and such interest rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  (2) Upon the occurrence of a Conversion Event, the Trustee shall provide notice by first class mail within 15 calendar days after the occurrence of such Conversion Event (or if the declaration of acceleration relating to such Conversion Event shall have been given by Holders of the Securities, after the date on which the Trustee shall receive notice of such acceleration) providing the information set forth in this Section 3.3 to any securities exchange on which the Securities may then be listed and to the Holders of the Securities.

                  Section 3.4 Interest after Initial Reset Date.

                          (1) Interest Rate to Maturity.

                              (1) The interest rate in effect with respect to
the Securities immediately prior to the Initial Reset Date shall be reset on the Initial Reset Date to equal the Interest Rate to Maturity, as determined by the Remarketing Agent in accordance with the procedures established in the Remarketing Agreement and subject to Section 3.6, and shall be effective from and including the Initial Reset Date to but excluding the final maturity of the Securities, unless the Issuer shall exercise the Floating Rate Option in accordance with paragraph (b) of this Section 3.4. If the Issuer shall have exercised the Floating Rate Option, then the Floating Period Interest Rate shall be reset in accordance with the Remarketing Agreement on the Reset Date corresponding to the Floating Rate Period Termination Date to equal the Interest Rate to Maturity, which interest rate shall be effective from and including such Reset Date to but excluding the final maturity of the Securities.

                              (2) During the period from and including the Fixed
Rate Reset Date to but excluding the final maturity of the Securities, interest on the Securities shall accrue on the principal amount of the Securities at the Interest Rate to Maturity and shall be payable semi-annually on each Interest Payment Date, commencing with the first such Interest Payment Date following the Fixed Rate Reset Date; provided, however, that, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). Interest on the Securities from the Fixed Rate Reset Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  (2) Floating Rate Period.

                              (1) In accordance with procedures established in
the Remarketing Agreement and subject to Section 3.6, if the Issuer exercises the Floating Rate Option no later than the 5th Business Day prior to the Floating Rate Spread Determination Date by providing notice to the Trustee and Remarketing Agent, then the Securities shall bear interest at the Floating Period Interest Rate for each Floating Rate Reset Period in the Floating Rate Period.

                              (2) During each Floating Rate Reset Period in the
Floating Rate Period, interest on the Securities shall accrue on the principal amount of the Securities at the Floating Period Interest Rate for such Floating Rate Period and shall be payable quarterly on each Interest Payment Date, commencing with the first such Interest Payment Date following the Initial Reset Date. The Interest Amount for such Floating Rate Reset Period shall be determined by (A) applying the Floating Period Interest Rate for such Floating Rate Reset Period to the Floating Rate Purchase Price and (B) multiplying that amount by the actual number of days in such Floating Rate Reset Period divided by 365 (or, if such Floating Rate Reset Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

                        (3)      Notice.

                  Subject to Section 3.6, the Remarketing Agent shall notify the Issuer and the Trustee by telephone, confirmed in writing (which may include facsimile or other electronic transmission) by 4:00 p.m. (London time), (i) on the Fixed Rate Determination Date of the Interest Rate to Maturity, which shall be effective from and including the Fixed Rate Reset Date and (ii) on each Reset Date, if the Company elects the Floating Rate Option, of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date, which shall be effective from and including such Reset Date. Any such notification by the Remarketing Agent, absent manifest error, shall be binding and conclusive upon the holders of beneficial interests in the Securities, the Issuer and the Trustee.

                Section 3.5      Mandatory Tender.

                 (1) Subject to 3.6(c), if the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Issuer shall have elected the Floating Rate Option, the Securities shall be automatically tendered, or deemed tendered, by the Holders thereof to the Remarketing Agent for purchase on the Floating Rate Period Termination Date. On the Reset Date corresponding to the Floating Rate Period Termination Date, the interest rate on the Securities shall be reset to equal the Interest Rate to Maturity in accordance with, and the Securities shall be remarketed pursuant to, the Remarketing Agreement.

                  (2) The purchase price for the Securities tendered pursuant to paragraph (a) of this Section 3.5 shall equal 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If for any reason the Remarketing Agent does not purchase all of the Securities on the Floating Rate Period Termination Date, the Issuer shall redeem the Securities on the Floating Rate Period Termination Date at a redemption price equal to 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If the Remarketing Agent elects to purchase the Securities, such obligation of the Remarketing Agent is subject to the conditions set forth in the Remarketing Agreement.

        Section 3.6      Redemption.

                (1)      Early Redemption Right of Holder.

                         (1) In the event that the Callholder (A) has not given
notice on or before February 15, 2005 of its intention to exercise the call option under the Call Option Agreement or (B) fails to pay on or before the Business Day next preceding the Initial Reset Date the call price required under the Call Option Agreement, the Issuer shall redeem the Securities on the Initial Reset Date, in whole but not in part, at a price equal to 100% of the aggregate principal amount of the Securities plus accrued and unpaid interest thereon to but excluding the Initial Reset Date, upon written notice by 5:00 p.m. (London time) on the Business Day next preceding the Initial Reset Date from the Trustee, as holder of the Securities.

                         (2) Any written notice given by the Trustee, as holder
of the Securities, pursuant to paragraph (i) of this Section 3.6(a) shall be irrevocable; provided, however, that if prior to the Initial Reset Date an Event of Default shall have occurred and be continuing, such holder, at its option, may elect by written notice to the Issuer, to withdraw the instructions given pursuant to paragraph (i) of this Section 3.6(a) and instead declare the Securities to be due and payable pursuant to Section 5.1.

                (2)      Mandatory Redemption.

                If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Issuer shall have elected the Floating Rate Option, the Issuer shall be required to redeem the outstanding Securities, in whole but not in part, on any Reset Date following the Initial Reset Date at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding such Reset Date in the event that (i) the Remarketing Agent for any reason does not notify the Issuer of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date by 4:00 p.m. (London time) on such Reset Date or of the Interest Rate to Maturity by 4:00 p.m., (London time) on the Fixed Rate Determination Date, as applicable, (ii) prior to any such Reset Date, the Remarketing Agent resigns and no successor has been appointed on or before such Reset Date or Fixed Rate Determination Date, as applicable, (iii) the Remarketing Agent elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Agent for any reason does not elect (by notice to the Issuer and the Trustee not later than the Fixed Rate Determination
Date) to purchase the Securities for remarketing on the Floating Rate Period Termination Date or (v) the Remarketing Agent for any reason does not deliver the purchase price of the Securities to or through DTC on or before the Floating Rate Period Termination Date as provided in the Remarketing Agreement.

                         (3) Optional Redemption.

                         If the Callholder shall have purchased the Securities
pursuant to the Call Option Agreement and the Issuer shall have elected the Floating Rate Option, the Issuer shall notify the Callholder, the Remarketing Agent and the Trustee, not later than the Business Day immediately preceding the Floating Rate Period Termination Date, if the Issuer irrevocably elects to exercise its right to redeem the Securities, in whole but not in part, from the Remarketing Agent on the Floating Rate Period Termination Date. If the Issuer elects to redeem the Securities, the Issuer shall redeem the Securities in whole at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any thereon to but excluding the Floating Rate Period Termination Date.

                         (4) Optional Tax Redemption.

                         The Securities may be redeemed at the election of the
Issuer, as a whole, but not in part, by the giving of notice not more than 60 days nor less than 30 days as provided in Section 11.4, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date, if (a) the Issuer satisfies the Trustee that it has or will become obligated to pay Additional Amounts on the Securities, as a result of any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective (subject to Section 9.1) on or after the date of original issuance of the Securities, and (b) such obligation cannot be avoided by the Issuer taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due. Prior to the publication of any notice of redemption of such Securities pursuant to this Indenture, the Issuer will deliver to the Trustee an Officers' Certificate stating that the obligation to pay such Additional Amounts cannot be avoided by the Issuer taking reasonable measures available to it, and the Trustee shall accept such certificate as sufficient evidence of the condition precedent set forth in clause (b) above, and such certificate shall be conclusive and binding on the Holders of the Securities.


ARTICLE 4

                     COVENANTS OF THE ISSUER AND THE TRUSTEE

                  Section 4.1 Payment of Principal and Interest.

                  The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal and the Change of Control purchase price of, and premium, if any, and interest and Additional Amounts, if any, on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Payment of principal and the Change of Control purchase price of, and premium and interest and Additional Amounts, if any, on, the Securities shall be paid by mailing a check to or upon the written order of each registered Holders of Securities entitled thereto at its last address as it appears on the Securities Register or, upon written application to the Trustee by a Holder of pound sterling 1,000,000 or more in aggregate principal amount of Securities, by wire transfer of immediately available funds to an account maintained by such Holder with a bank or other financial institution; provided, however, that (subject to the provisions of Section 2.7 hereof) payment of principal and the Change of Control purchase price of, and premium and Additional Amounts, if any, on, any Security may be conditioned upon presentation for payment of the certificate representing such Security.

                  Section .3   Offices for Payments, etc.

                  So long as any of the Securities remain Outstanding, the Issuer shall maintain in the Borough of Manhattan, The City of New York, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer shall give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Trustee's Corporate Trust Office as such office or agency. The Trustee shall make Sterling-denominated payments on the Securities through a London-based account of the Trustee. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                  Section 4.2  Appointment to Fill Vacancy in Office of Trustee.

                  The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 6.9 hereof, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.3  Paying Agents.

                  The Trustee shall be the principal paying agent for the Securities. Whenever the Issuer shall appoint a paying agent other than the Trustee, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                  (1) that it will hold all sums received by it as such agent for the payment of the principal or Change of Control purchase price of, or premium or interest or Additional Amounts, if any, on, the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities or of the Trustee,

                  (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal or Change of Control purchase price of, or premium or interest or Additional Amounts, if any, on, the Securities when the same shall be due and payable, and

                  (3) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

                  If the Trustee is not the Registrar, the Issuer shall, prior to each due date of the principal or Change of Control purchase price of, or premium, if any, or interest or Additional Amounts, if any, on the Securities, deposit with the paying agent a sum sufficient to pay such principal, Change of Control purchase price premium, interest or Additional Amounts and (unless such paying agent is the Trustee) the Issuer shall promptly notify the Trustee of any failure to take such action.

                  Anything in this Section 4.4 to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by any paying agent hereunder, as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.4 is subject to the provisions of Section 10.3 and Section 10.1 hereof.

                  Section .4 Certificate to Trustee.

                  Issuer shall furnish to the Trustee on or before March 31 in each year (beginning with March 31, 2001) a brief certificate from the principal executive, financial or accounting officer of this Issuer as to his or her knowledge of the Issuer's compliance with all covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

                  Section 4.4 Securityholder's Lists.

                  The Issuer shall furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities (a) semiannually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as specified in the form of Security attached as Exhibit A hereto, as of such record date, and (b) at other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

                  Section 4.5 Reports by the Issuer.

                  The Issuer shall file with the Trustee and provide Securityholders, within 15 days after it files them with the Commission, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of Exchange Act.

                  Section 4.6 Limitation on Liens.

                  So long as any of the Securities are Outstanding, the Issuer shall not pledge, mortgage or hypothecate, or permit to exist, any mortgage, pledge or other lien upon any property at any time directly owned by the Issuer to secure any indebtedness for money borrowed that is incurred, issued, assumed or guaranteed by the Issuer ("Indebtedness"), without making effective provisions whereby the Securities shall be equally and ratably secured with any and all such Indebtedness and with any other Indebtedness similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of (i) liens existing at the Original Issuance Date of the Securities, (ii) purchase money liens that do not exceed the cost or value of the purchased property, (iii) other liens not to exceed 10% of Consolidated Net Tangible Assets, and (iv) liens granted in connection with extending, renewing, replacing or refinancing, in whole or in part, the Indebtedness (including, without limitation, increasing the principal amount of such Indebtedness) secured by liens described in the foregoing clauses
(i) through (iii).

                  In the event that the Issuer shall propose to pledge, mortgage or hypothecate any property at any time directly owned by it to secure any Indebtedness, other than as permitted by clauses (i) through (iv) of the previous paragraph, the Issuer shall (prior thereto) give written notice thereof to the Trustee, who shall give notice to the Holders, and the Issuer shall, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Securities equally and ratably with such Indebtedness.

                  Section 4.7 Payment of Additional Amounts.

                  All payments of principal and interest (including payments of a Change of Control purchase price and premium, if any) with respect to the Securities shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Issuer, shall pay to the Holder of such Securities such additional amounts in respect of such withholding or deduction as are necessary so that such Holder receives the amount that would have been due to such Holder in the absence of such withholding or deduction ("Additional Amounts"), except that no such Additional Amounts shall be payable:

                  (1) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes with respect to the Securities, by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of a Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof; or

                  (2) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that such Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of such period of 30 days; or

                  (3) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

                  (4) in respect of any estate, asset, inheritance, gift, transfer or sales tax that is imposed or withheld; or

                  (5) any combination of (a)-(d) above.

              Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (d) above. If the Issuer shall determine that Additional Amounts will not be payable for any of the foregoing reasons, the Issuer will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

              Reference in this Indenture or any Securities to payment of principal, Change of Control purchase price, interest, discount or premium in respect of the Securities shall be deemed also to refer to any Additional Amounts which may be payable as set forth in this Indenture or in the Securities.

              At least 10 Business Days prior to the first Interest Payment Date (and at least 10 Business Days prior to each succeeding Interest Payment Date if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate), the Issuer will furnish to the Trustee and any Paying Agent an Officers' Certificate instructing the Trustee and any Paying Agent whether payments of principal of, or premium, if any, or interest on, the Securities due on such Interest Payment Date shall be without deduction or withholding for or on account of any Gross-Up Taxes. If any such deduction or withholding shall be required, prior to such Interest Payment Date the Issuer will furnish the Trustee and any Paying Agent with an Officers' Certificate which specifies the amount, if any, required to be withheld on such payment to Holders and certifies that the Issuer shall pay such withholding or deduction. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold the Trustee and any Paying Agent harmless against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with actions taken or omitted by the Trustee or any Paying Agent in reliance on any Officers' Certificate furnished pursuant to this paragraph. Any Officers' Certificate required by this Section 4.9 to be provided to the Trustee and any Paying Agent shall be deemed to be duly provided if telecopied to the Trustee and such Paying Agent.

              The Issuer shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes. Copies of such receipts shall be made available to the Holders of the Securities upon request.

              Section 4.8 Repurchase of Securities Upon a Change of Control.

                (1) Upon the occurrence of a Change of Control, (i) prior to the Initial Reset Date, each Holder of the Securities shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in Pounds Sterling equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase, plus a payment in U.S. Dollars equal to 1% of the principal amount of Certificates to be repurchased pursuant to a Change of Control Offer as set forth in the Trust Agreement, (ii) after the Initial Reset Date, each Holder of the Securities shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in Pounds Sterling equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase and (iii) prior to the Initial Reset Date, but after a Conversion Event, each Holder of the Securities shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in Dollars equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase, in each case, in accordance with the terms set forth in subsection (b) below.

                (2) Within 30 days following any Change of Control, the Issuer shall mail a notice to each Holder (with a copy to the Trustee) stating:

                      (1) that a Change of Control has occurred and (i) if prior to the Initial Reset Date, that such Holder shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in Pounds Sterling equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase, plus a payment in U.S. Dollars equal to 1% of the principal amount of Certificates to be repurchased pursuant to a Change of Control Offer as set forth in the Trust Agreement, (ii) if after the Initial Reset Date, that such Holder has the right to require the Issuer to repurchase such Holder's Securities at a repurchase price in Pounds Sterling equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase and (iii) if prior to the Initial Reset Date, but after a Conversion Event, that such Holder shall have the right to require that the Issuer repurchase such Holder's Securities at a repurchase price in Dollars equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase (in each such case, a "Change of Control Offer");

                      (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization of the Issuer after giving effect to such Change of Control);

                      (3) that any Security not tendered for repurchase will continue to accrue interest;

                      (4) that interest on any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue after the repurchase of such Security on the Repurchase Date if payment thereof has been deposited with the Trustee;

                      (5) that Holders electing to have a Security repurchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the paying agent at the address specified in the notice prior to the close of business on the Business Day prior to the Senior Note Repurchase Date;

                      (6) that Holders will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the third Business Day (or such shorter periods as may be required by applicable law) preceding the Senior Note Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for repurchase, and a statement that such Holder is withdrawing its election to have such Securities repurchased; and

                      (7) that Holders that elect to have their Securities purchased only in part will be issued new Securities in a principal amount equal to then unpurchased portion of the Securities surrendered.

           (3) The repurchase date (the "Senior Note Repurchase Date") shall be:

                      (1) if prior to the Initial Reset Date, the Certificate Repurchase Date; and upon receiving notice of the Certificate Repurchase Date, the Issuer shall promptly notify each Holder (with a copy to the Trustee) of the Senior Note Repurchase Date; and

                      (2) if after the Initial Reset, a Business Day that is not earlier than 30 days or later than 60 days from the date the Issuer notifies the Trustee, by mail, of a Change of Control pursuant to Section 4.10(b).

            (4) On the Senior Note Repurchase Date, the Issuer shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee money sufficient, without reinvestment, to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee, Securities so accepted together with an Officers' Certificate identifying the Securities or portions thereof tendered to the Issuer. The Trustee shall promptly mail to the Holders of the Securities so accepted payment in an amount equal to the purchase price, and promptly authenticate and mail to such Holders new Securities in principal amount equal to any unpurchased portion of the Securities surrendered. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Senior Note Repurchase Date.

            (5) The Issuer shall comply with Rule 14e-1 under the Exchange Act and any other applicable laws and regulations in the event that a Change of Control occurs and the Issuer is required to make a Change of Control Offer.


                                   ARTICLE I

                          REMEDIES OF THE TRUSTEE AND
                      SECURITYHOLDERS ON EVENT OF DEFAULT

               Section 4.9     Event of Default Defined; Acceleration of
                        Maturity; Waiver of Default.

                  In case of one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

                      (1) default in the payment of all or any part of the principal or Change of Control purchase price of, or premium, if any, on, any of the Securities as and when the same shall become due and payable either at maturity, upon any redemption or required repurchase, by declaration of acceleration or otherwise;

                      (2) default in the payment of any installment of interest, or any Additional Amounts, upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                  (3) an event of default, as defined in any instrument of the Issuer under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Issuer that has resulted in the acceleration of such Indebtedness, or any default occurring in payment of any such Indebtedness at final maturity (and after the expiration of any applicable grace periods), other than such Indebtedness (i) which is payable solely out of the property or assets of a partnership, joint venture or similar entity of which the Issuer is a participant, or which is secured by a lien on the property or assets owned or held by such entity, without further recourse to or liability of the Issuer, or (ii) the principal of, and interest on, which, when added to the principal of and interest on all other such Indebtedness (exclusive of Indebtedness under clause (i) above), does not exceed $20,000,000 in the aggregate;

                  (4) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities or in this Indenture and such failure continues for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities at the time Outstanding;

                  (5) one or more final judgments, decrees or orders of any court, tribunal, arbitrator, administrative or other governmental body or similar entity for the payment of money shall be rendered against the Issuer or any of its properties in an aggregate amount in excess of $20,000,000 (excluding the amount thereof covered by insurance), and such judgment, decree or order shall remain unvacated, undischarged and unstayed for more than 90 consecutive days, except while being contested in good faith by appropriate proceedings;

                  (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (7) the Issuer shall commence a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order for relief in an involuntary case or proceeding under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any such applicable federal or state law, or the consent by the Issuer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the taking of action by the Issuer in furtherance of any such action;

then and in each and every such case (other than an Event of Default with respect to the Issuer specified in 5.1(f) or 5.1(g) hereof), unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the principal or Change of Control purchase price and premium, if any, of any and all Securities that shall have become due otherwise than by acceleration (with interest upon such principal and Change of Control purchase price and premium, if any, and to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate of interest specified in the Securities and Additional Amounts, if any, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal that shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Securities then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults (except, unless theretofore cured, a default in payment of principal of, or Change of Control purchase price or premium, if any, or interest or Additional Amounts, if any, on the Securities) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  If an Event of Default specified in Section 5.1(f) or 5.1(g) hereof occurs with respect to the Issuer, the principal of and accrued interest and Additional Amounts, if any, on the Security shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder.

                  Section 4.10 Collection of Indebtedness by Trustee; Trustee
                               May Prove Debt.

                  The Issuer covenants that (i) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (ii) in case default shall be made in the payment of all or any part of the principal or Change of Control purchase price, of, or premium, if any, on, any of the Securities when the same shall have become due and payable, whether upon maturity or upon any redemption or by declaration or acceleration or otherwise, then upon demand of the Trustee, the Issuer shall pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all such Securities of principal, Change of Control purchase price, premium or interest, as the case may be (with interest to the date of such payment upon the overdue principal, Change of Control purchase price or premium and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                  Until such demand is made by the Trustee, the Issuer may pay the principal and Change of Control purchase price of and premium and interest on the Securities to the registered Holders, whether or not the Securities be overdue.

                  In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective or whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (1) to file and prove a claim or claims for the whole amount of principal, Change of Control purchase price, premium and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders, allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor;

                  (2) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in any arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or a person performing similar functions in comparable proceedings; and

                  (3) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholders any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

                  Section 4.11 Application of Proceeds.

                  Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents, and attorneys and counsel and of all reasonable expenses and liabilities incurred, and all reasonable advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due under Section 6.6 hereof;

                  SECOND: In case the principal or the Change of Control purchase price and premium, if any, of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal or Change of Control purchase price of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, Change of Control purchase price and premium, with interest upon the overdue principal, Change of Control purchase price, premium, if any, and (to the extent that such interest has been collected by the Trustee), and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, Change of Control purchase price and premium, without preference or priority of principal, Change of Control purchase price or premium over interest, or of interest over principal or Change of Control purchase price, or premium, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal or Change of Control purchase price and accrued and unpaid interest; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 5.3.

                  Section 4.12 Suits for Enforcement.

                  In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 4.13 Restoration of Rights on Abandonment of
                               Proceedings.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

                  Section 4.14 Limitations of Suits by Securityholders.

                  No Holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.8 hereof; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section 5.6 each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 4.15 Powers and Remedies Cumulative, Delay or Omission
                               Not Waiver of Default.

                  Except as provided in Section 2.5 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Holder of any of the Securities to exercise as aforesaid any such right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6 hereof, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

                  Section 4.16 Control by Securityholders.

                  The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to the provisions of Section 6.1 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 6.1 hereof) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

                  Section 4.17 Waiver of Past Defaults.

                  Prior to the declaration of the maturity of the Securities as provided in Section 5.1 hereof, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may on behalf of the Holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal or Change of Control purchase price of, or premium, if any, or interest on any of the Securities or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 4.18 Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture (including, without limitation, Section 5.6 hereof), the right of any Holder to receive, and to institute suit to enforce, payment of the principal and Change of Control purchase price of, and premium, if any, and interest on the Securities on or after the respective due dates expressed in such Securities (including upon redemption and acceleration of the maturity of the principal of and premium, if any, and interest on the Securities), shall not be affected or impaired, and shall be absolute and unconditional.


ARTICLE 5

                             CONCERNING THE TRUSTEE

                  Section 5.1 Duties and Responsibilities of the Trustee; During
                              Default; Prior to Default.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                      (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                      (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  Section 5.2 Certain Rights of the Trustee.

                  Subject to Section 6.1 hereof:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate (including, without limitation, any certificate provided to the Trustee pursuant to Section 4.5 hereof), statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer;

                  (3) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (4) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred therein or thereby;

                  (5) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to making such investigation; the reasonable expenses of every such examination shall be paid by the Issuer, or by the Trustee or any predecessor Trustee and repaid by the Issuer upon demand; and

                  (7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

                  Section 5.3 Trustee Not Responsible for Recitals, Disposition
                              of Securities or Application of Proceeds Thereof.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer or any of the Securities or of the proceeds thereof.

                  Section 5.4 Trustee and Agents May Hold Securities;
                              Collections, etc.

                  The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

                  Section 5.5 Moneys Held by Trustee.

                  Subject to the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder, except as the Issuer and the Trustee otherwise may agree.

                  Section I.5 Compensation and Indemnification of Trustee and
                              Its Prior Claim.


                  The Issuer covenants and agrees to pay to the Trustee from time to time as shall be agreed upon between the Issuer and the Trustee in writing from time to time, and the Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law relating to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent any such expense, disbursement or advance may arise from the Trustee's negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predeces-sor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder and the performance of its duties hereunder, including the costs and expenses of defending and investigating any claim or liability in the premises, except to the extent any such loss, liability or expense is due to its own negligence or bad faith. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

                  Section 5.6 Right of Trustee to Rely on Officers' Certificate,
                              etc.

                  Subject to Section 6.1 and Section 6.2 hereof, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

                  Section 5.7 Persons Eligible for Appointment as Trustee.

                  The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of a state thereof, having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then for the purposes of this
Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor on the Securities or Person directly or indirectly controlling, controlled by or under common control with such an obligor shall serve as Trustee.

                  Section I.6 Resignation and Removal; Appointment of Successor
                              Trustee.

                  (1) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of Securities at their last addresses as they shall appear on the Securities Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no such successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, prescribe or appoint a successor trustee.

                  (2)  In case at any time any of the following shall occur:

                       (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.8 hereof and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

                       (2) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, one copy of which instrument shall be delivered to the Trustee so removed and one copy of which shall be delivered to the successor trustee, or, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (3) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 7.1 hereof of the action in that regard taken by the Securityholders.

                  (4) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this
Section 6.9 shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 6.10 hereof.

                  Section 5.8 Acceptance of Appointment by Successor Trustee.

                  Any successor trustee appointed as provided in Section 6.9 hereof shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 10.4 hereof, pay over the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute appropriate instruments in writing for more fully and certainly vesting in and confirming to such successor such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due to it pursuant to the provisions of Section 6.6 hereof.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 6.10, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear in the Securities Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.9 hereof. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 6.10, the Issuer's obligations under Section 6.6 hereof shall continue for the benefit of the retiring Trustee.

                  Section I.7 Merger, Conversion, Consolidation or Succession to
                              Business of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 6.8 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee, and in such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


ARTICLE 6

                         CONCERNING THE SECURITYHOLDERS

                  Section I.1  Evidence of Action Taken by Securityholders.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders, in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 and Section 6.2 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

                  Section I.2 Proof of Execution of Instruments and of Holding
                              of Securities Record Date.

                  Subject to Section 6.1 and Section 6.2 hereof, the execution of any instrument by a Securityholder or his agent or proxy may be provided in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be provided by the Securities Register or by a certificate of the Security Registrar thereof. The Issuer may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action referred to in Section 7.1 hereof, which record date may be set at any time or from time to time by notice to the Trustee for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

                  Section 6.1 Holders to Be Treated as Owners.

                  The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered by the Securities Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal and Change of Control purchase price of, and premium, if any, on and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid and to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

                  Section 6.2 Securities Owned by Issuer Deemed Not Outstanding.

                  In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities that are owned by the Issuer or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities that the Trustee knows are so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Section 6.1 and
Section 6.2 hereof, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

                  Section 6.3 Right of Revocation of Action Taken.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1 hereof, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities, the Holders of which have consented to such action may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all such Securities.


ARTICLE 7

                             SUPPLEMENTAL INDENTURES

Section 7.1       Supplemental Indentures Without Consent of Securityholders.

                  The Issuer, when authorized by a resolution of its Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (1) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

                  (2) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article IX hereof;

                  (3) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee due solely to such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

                  (4) to cure any ambiguity or to cure, correct or supplement any defective provision contained herein or in the Securities, or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, may deem necessary or desirable, and in any case which the Trustee and the Issuer shall determine
(i) are not inconsistent with this Indenture and the Securities and (ii) shall not adversely affect the interests of the Holders of the Securities; and

                  (5) to modify or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification thereof under the Trust Indenture Act of any other similar federal statute hereafter in effect.

                  The Trustee is hereby authorized to join in the execution of any such supplemental Indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section 8.1 may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2 hereof.

                  Section 7.2 Supplemental Indentures With Consent of
                              Securityholders.

                  With the consent (evidenced as provided in Article VII hereof) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, the Issuer, when authorized by a resolution of its Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, and the Trustee may, from time to time and at any time, modify this Indenture or any indentures supplemental hereto or the rights of the Holders of the Securities; provided, that no such supplemental indenture shall
(a) change the Stated Maturity of the principal of, or any installment of principal of or interest on (including Additional Amounts), any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or upon a Change of Control or impair or affect the right of any Securityholder to institute suit for the payment thereof or make any change to Section 4.10 hereof that adversely affects the rights of the Holders of the Securities, in each case without the consent of the Holder of each Security so affected, or (b) without the consent of the Holders of all Securities then Outstanding, (i) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such modification, or the percentage of Securities, the consent of the Holders of which is required for any waiver provided for in this Indenture, (ii) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 4.2 or (iii) make any change in Section 5.9 or this Section 8.2, except to increase any percentages or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security affected thereby.

                  Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 7.1 hereof, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities at their addresses as they shall appear on the Securities Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 7.3 Effect of Supplemental Indenture.

                  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section I.3 Documents to Be Given to Trustee.

                  The Trustee, subject to the provisions of Section 6.1 and
Section 6.2 hereof, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

                  Section 7.4 Notation of Securities in Respect of Supplemental
                              Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article VIII may bear a notation in form approved by the Trustee as to any matters provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors or any committee of such Board duly authorized to act on behalf of such Board, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding.


ARTICLE 8

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  Section 8.1 Covenant Not to Merge, Consolidate, Sell or
                              Transfer Assets Except Under Certain Conditions.

                  (1) The Issuer shall not consolidate with or merge into any other Person, or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer, unless: (i) immediately prior to and immediately following such consolidation, merger, sale or lease, no Event of Default shall have occurred and be continuing and (ii) the Issuer is the surviving or continuing corporation, or the surviving or continuing corporation or the corporation that acquires by sale, conveyance, transfer or lease is incorporated in the United States of America or Canada and expressly assumes the payment and performance of all obligations of the Issuer under the Indenture and the Securities.

                  (2) Except for the sale of the properties and assets of the Issuer substantially as an entirety pursuant to subsection (a) above, and other than assets required to be sold to conform with governmental regulations, the Issuer shall not sell or otherwise dispose of any assets (other than short-term, readily marketable investments purchased for cash management purposes with funds not representing the proceeds of other asset sales) if on a pro forma basis, the aggregate net book value of all such sales during the most recent 12-month period would exceed 10 percent of Consolidated Net Tangible Assets computed as of the end of the most recent fiscal quarter preceding such sale; provided, however, that any such sales shall be disregarded for purposes of computing such 10 percent Consolidated Net Tangible Assets if the proceeds are invested in assets in similar or related lines of business of the Issuer; and, provided further, that the Issuer may sell or otherwise dispose of assets in excess of such 10 percent of Consolidated Net Tangible Assets if the proceeds from such sales or dispositions, which are not reinvested as provided above, are retained by the Issuer as cash or cash equivalents or are used by the Issuer to purchase Securities, 1996 Senior Notes, 1997 Senior Notes, 1999 Senior Notes or 1999 ROARS which are then delivered to the Trustee for cancellation or are used to reduce or retire Indebtedness ranking pari passu in right of payment to the Securities.

                  (3) In the event that any such successor entity is organized under the laws of or is managed or controlled or has a place of business in a jurisdiction located outside of a Taxing Jurisdiction and withholding or deduction is required by law for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within such other jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax, the successor entity shall pay to the relevant Holder of the Securities Additional Amounts, under the same circumstances and subject to the same limitations as are specified for in Section 4.9 hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of such jurisdiction. In addition, such successor entity shall be entitled to effect an optional tax redemption under the same circumstances and subject to the same limitations as are set forth in Section 3.6(d) hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of such other jurisdiction under the laws of which such successor entity is organized, managed and controlled or has a place of business and substituting the date of such succession for the date of original issuance of the Securities.

                  Section 8.2 Successor Corporation Substituted.

                  In case of any such consolidation, merger, sale or transfer, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named Issuer herein.

                  Such successor corporation may cause to be signed, and may issue, either in its own name or in the name of the Issuer prior to such succession, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication and any Securities that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale or transfer such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  In the event of any such sale or transfer (other than a transfer by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article IX shall be discharged from all obligations and covenants under this Indenture.

                  Section 8.3 Opinion of Counsel to Trustee; Officers'
                              Certificate.

                  The Trustee, subject to the provisions of Section 6.1 and
Section 6.2 hereof, shall be entitled to receive and rely upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or transfer, and any such assump-tion, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


ARTICLE 9

                    SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

                  Section 9.1 Satisfaction and Discharge of Indenture.

                  If at any time (a) the Issuer shall have paid or caused to be paid the principal and Change of Control purchase price of and premium, if any, and interest on all the Securities Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7 hereof), or (c)(i) all such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4 hereof) or U.S. Government Obligations, maturing as to principal, premium, if any, and interest in such amounts and at such times as will insure (without reinvestment) the availability of cash sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity all such Securities not theretofore delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, and the Issuer's right to optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof (including any Change of Control purchase price previously accrued) and premium, if any, and interest or Additional Amounts, if any, thereon, upon the original stated due dates therefor (but not upon acceleration), (iv) the rights and obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the moneys so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided that the rights of Holders of the Securities to receive amounts in respect of principal of and premium, if any, and interest or the Securities held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any securities exchange upon which the Securities may be listed.

                  The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

                  Section 9.2 Application by Trustee of Funds Deposited for
                              Payment of Securities.

                  Subject to Section 10.4 hereof, all moneys deposited with the Trustee pursuant to Section 10.1 hereof shall be held in trust and applied, by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, and Change of Control purchase price, premium, if any, interest and Additional Amounts, if any; but such money need not be segregated from other funds except to the extent required by law.

                  Section 9.3 Repayment of Moneys Held by Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  Section 9.4 Return of Moneys Held by Trustee and Paying Agent
                              Unclaimed for Two Years.

                  Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal or Change of Control purchase price of or premium or interest on any Security and not applied but remaining unclaimed for two years after the date upon which such principal, Change of Control purchase price, premium or interest shall have become due and payable shall, upon the written request of the Issuer, be repaid to the Issuer by the Trustee or such paying agent, and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

                  Section 9.5 Defeasance and Discharge of Indenture.

                  The Issuer will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities, on the 123rd day after the deposit referred to in subpara-graph (A) hereof has been made, and the provisions of this Indenture will no longer be in effect with respect to the Securities (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

                  (1) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (b) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (c) rights of Holders to receive payments of principal (including rights to receive any Change of Control purchase price previously accrued) thereof and premium, if any, and interest thereon, (d) the rights, obligations and immunities of the Trust hereunder, (e) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (f) the obligations of the Issuer to maintain a place of payment for the Securities under Section 4.1 hereof; provided that the following conditions shall have been satisfied:

                           (A) with reference to this Section 10.5 the Issuer
has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.8 hereof) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms (without reinvestment) will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (A) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, (x) the principal and Change of Control purchase price previously accrued of, premium, if any, and each installment of principal and interest (including any Additional Amounts then known), the Outstanding Securities at the maturity date of such principal or installment of principal or interest and (y) any mandatory sinking fund payments or analogous payments applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities;

                           (B) the Issuer has delivered to the Trustee (i) an
Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 10.5 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, which Opinion of Counsel must be based on (x) a change in applicable federal income tax law or related Treasury Regulations after the date of this Indenture or (y) a ruling received by the Issuer from the Internal Revenue Service to the same effect and
(ii) an Opinion of Counsel to the effect that the defeasance trust does not constitute an "investment company" under the Investment Company Act of 1940, as amended, and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code or
Section 15 of the New York Debtor and Creditor Law;

                           (C) immediately after giving effect to such deposit
on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which the Issuer is bound; and

                           (D) if at such time the Securities are listed on a
national securities exchange, the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of such deposit, defeasance and discharge.

                  Section 9.6 Defeasance of Certain Obligations.

                  The Issuer may omit to comply with any term, provision, or condition set forth in this Indenture in Sections 4.8 and 4.10 and Section 5.l(d) (with respect to Sections 4.8 and 4.10) and Sections 5.1(c) and (e) shall be deemed not to be Events of Default on the 123rd day after the deposit referred to in subparagraph (A) hereof if:

                           (A) with reference to this Section 10.6, the Issuer
has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.6 hereof) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (i) money in an amount, or (ii) U.S. Government Obligations which bought the payment of interest and principal in respect thereof in accordance with their terms (without reinvestment) will provide not later than one day before the due date of any payment referred to in this Section 10.6, money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a certification thereof delivered to the Trustee, to pay and discharge, after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal and Change of Control purchase price of, premium, if any, and interest on (including any Additional Amounts then known) in respect of the Outstanding Securities on the dates such payments are due in accordance with the terms of this Indenture and the Securities;

                           (B) the Issuer has delivered to the Trustee (i) an
Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 10.6 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, and (ii) an Opinion of Counsel to the effect that the defeasance trust does not constitute an "investment company" under the Investment Company Act of 1940, as amended, and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law;

                           (C) immediately after giving effect to such deposit
on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of or constitute a default under any other agreement or instrument to which the Issuer is a party or by which the Issuer is bound; and

                           (D) if at such time the Securities are listed on a
national securities exchange, the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of such deposit, defeasance and discharge.


ARTICLE 10

                            MISCELLANEOUS PROVISIONS

                  Section I.1 Incorporators, Shareholders, Officers and
                              Directors of Issuer Exempt from Individual
                              Liability.

                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

                  Section 10.1 Provisions of the Indenture for the Sole Benefit
                               of Parties and Securityholders.

                  Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders (and, where expressly set forth herein, owners of interests in any Global Security), any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders (and, where expressly set forth herein, owners of interests in any Global Security).

                  Section 10.2 Successors and Assigns of Issuer Bound by
                               Indenture.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                  Section I.2 Notices and Demands on Issuer, Trustee and
                              Securityholders.

                  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to NRG Energy, Inc., 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403,
Attention: Chief Financial Officer. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made to the Corporate Trust Office or such office or agency designated for such purpose in
Section 4.2 hereof.

                  Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Securities Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Bearer Securities of any event and the rules of any securities exchange on which such Bearer Securities are listed so require, such notice shall be sufficiently given to Holders of such Bearer Securities if published in such newspaper or newspapers as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice by publication shall be deemed to have been given on the date of the first such publication. In addition, notice to the Holder of any Global Bearer Security shall be given by mail in the manner provided above.

                  If by reason of any cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Section 10.3 Rule 144A Information.

                  So long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer shall furnish to holders thereof and to prospective purchasers thereof designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless such information is contained, at the time of such request, in documents filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                  Section I.3 Officers' Certificates and Opinions of Counsel,
                              Statements to Be Contained Therein.

                  Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters (information with respect to which is in the possession of the Issuer) upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants or Investment Banker filed with the Trustee shall contain a statement that such firm is independent.

                  Section 10.4 Payments Due on Saturdays, Sundays and Holidays.

                  If the date of maturity of interest on or principal, Change of Control purchase price, or premium, if any, of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest, principal, Change of Control purchase price, or premium need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                  Section 10.5 New York Law to Govern.

                  THIS INDENTURE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SUCH
SECTION 5-1401).

                  Section 10.6 Consent to Jurisdiction.

                  The Issuer irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any civil legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Securities may be brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and, until amounts due and to become due in respect of the Securities have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any legal action, suit or proceeding for itself and in respect of its properties, assets and revenues and agrees to file such consents with such authorities as may be required to irrevocably evidence such agreement. The Issuer irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  Section I.4  Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same agreement.

                  Section I.5  Effect of Headings.

                  The Article and Section Headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of March 20, 2000.

                                            NRG ENERGY, INC.,
                                              as Issuer


                                            By: /s/ Brian B. Bird
                                                ----------------------------
                                                Name: Brian B. Bird
                                                Title:   Treasurer


Attest:


By:
   -----------------------------
   Name:
   Title:


                                            THE BANK OF NEW YORK,
                                              as Trustee


                                            By: /s/ Ming J. Shiang
                                                ----------------------------
                                                Name: Ming J. Shiang
                                                Title:   Vice President

                                                                       EXHIBIT A


                                NRG ENERGY, INC.
                      Reset Senior Notes Due March 15, 2020





No.                                                  pound sterling 160,000,000*
                                                                       CUSIP No.


          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH NRG, ENERGY, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE CERTIFICATES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUSTEE AND THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.


-----------------------
         * Reference is made to (i) Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced by this certificate and (ii) the other provisions of this Security providing for the conversion to a US Dollar-denominated Security.

                                NRG ENERGY, INC.

                      Reset Senior Notes Due March 15, 2020


          NRG ENERGY, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of pound sterling 160,000,000 on March 15, 2020, and to pay interest thereon at the rate or rates per annum described herein from March 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2000, to the Initial Reset Date and thereafter subject to the terms and conditions set forth herein, at the interest rate or rates determined by the Remarketing Agent in accordance with the procedures set forth on the reverse hereof until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and will be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Capitalized terms that are not defined herein shall have the meanings assigned to them in the Indenture.

          Unless a Conversion Event shall have occurred, the rate of interest payable from time to time through the Initial Reset Date in respect of this Security is 7.97%.

          The Interest Amount outstanding at the end of the relevant Interest Accural Period shall be determined on the basis of a 360-day year consisting of twelve 30-day months; provided however, that in the event of a Swap Termination Event, other than a Swap Termination Event caused by a Conversion Event, an Optional Tax Redemption, or the repurchase of 100% of the Securities pursuant to a Change of Control, the Interest Amount shall be determined by (i) applying the rate of interest to the principal amount of the outstanding Securities and (ii) multiplying that amount by the actual number of days in such Interest Accrual Period divided by 365 (or if such Interest Accrual Period ends after February 28 in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, relating to the interest reset and remarketing mechanics of this Security after the Initial Reset Date.

          The Trustee shall make Sterling-denominated payments on the Senior Notes through a London-based account of the Trustee.

          All payments of principal and the Change of Control purchase price of, and premium, if any, and interest in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to impose Gross-Up Taxes, unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Issuer shall pay to the Holder such Additional Amounts in respect of such withholding or reduction as are necessary so that the Holder receives the amount that would have been due in the absence of such Additional Amounts, except that no such Additional Amounts shall be payable:

                           (i) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security by reason of such Holder or the beneficial owner of this Security having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, or premium, if any, or interest in respect of, this Security;

                           (ii) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                           (iii) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant taxing authority; or

                           (iv) in respect of any estate, asset, inheritance, gift, transfer or sales tax that is imposed or withheld.

              Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, such owner would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (d) above. If the Issuer shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Issuer will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

              References to the payment of principal and the Change of Control purchase price of, and premium or interest in respect of, this Security shall be deemed to include any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

              The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of the Gross-Up Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

              All notices regarding the Securities shall be published in a leading English language daily newspaper of general circulation in New York and London.

              REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

              Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

              IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.


                                                NRG ENERGY, INC.


By:  _____________________________________
                                                        Authorized Officer


     Dated:


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Securities issued under the Indenture described herein.

                                THE BANK OF NEW YORK,
                                     as Trustee


                                     By:  ______________________________________
                                          Authorized Signatory

                          [Form of Reverse of Security]
              This Security is one of a duly authorized issue of securities of the Company. The Securities are limited to the aggregate principal amount of pound sterling 160,000,000, issued under the Indenture, dated as of March 15, 2000, between the Company and The Bank of New York, as the Trustee, to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

              Certain provisions with respect to the interest rate reset procedures for the Securities after the Initial Reset Date set forth below are contained in the Remarketing Agreement between the Company and Banc of America Securities LLC, as the Remarketing Agent.

              In accordance with the procedures established in the Remarketing Agreement and subject to Section 3.4 of the Indenture, the interest rate in effect with respect to the Securities immediately prior to the Initial Reset Date shall be reset on the Initial Reset Date to equal the Interest Rate to Maturity, which shall be effective from and including the Initial Reset Date to but excluding the final maturity of the Securities, unless the Company shall exercise the Floating Rate Option in accordance with the provisions herein. If the Company shall have so exercised the Floating Rate Option, then the Floating Period Interest Rate shall be reset in accordance with the Remarketing Agreement on the Reset Date corresponding to the Floating Rate Period Termination Date to equal the Interest Rate to Maturity, which shall be effective from and including such Reset Date to but excluding the final maturity of the Securities.

              During the period from and including the Fixed Rate Reset Date to but excluding the final maturity of the Securities, interest on the Securities shall accrue on the principal amount of the Securities at the Interest Rate to Maturity and shall be payable semi-annually on each Interest Payment Date, commencing with the first such Interest Payment Date following the Fixed Rate Reset Date; provided, however, that, if any such Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). Interest on the Securities from the Fixed Rate Reset Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

              In accordance with procedures established in the Remarketing Agreement and subject to Section 3.4 of the Indenture, if the Company exercises the Floating Rate Option no later than the fifth Business Day prior to the Floating Rate Spread Determination Date by providing notice to the Trustee and Remarketing Agent, then the Securities shall bear interest at the Floating Period Interest Rate for each Floating Rate Reset Period in the Floating Rate Period.

              During each Floating Rate Reset Period in the Floating Rate Period, interest on the Securities shall accrue on the principal amount of the Securities at the Floating Period Interest Rate for such Floating Rate Period and shall be payable quarterly on each Interest

Payment Date, commencing with the first such Interest Payment Date following the Initial Reset Date. The Interest Amount for such Floating Rate Reset Period shall be determined by (A) applying the Floating Period Interest Rate for such Floating Rate Reset Period to the Floating Rate Purchase Price and (B) multiplying that amount by the actual number of days in such Floating Rate Reset Period divided by 365 (or, if such Floating Rate Reset Period ends in a leap year, 366) expressed as a decimal and rounded upward if necessary to the nearest 1/16th of 1%.

              If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Securities shall be automatically tendered, or deemed tendered, by the Holders thereof to the Remarketing Agent for purchase on the Floating Rate Period Termination Date. On the Reset Date corresponding to the Floating Rate Period Termination Date, the interest rate on the Securities shall be reset to equal the Interest Rate to Maturity in accordance with, and the Securities shall be remarketed pursuant to, the Remarketing Agreement.

              The purchase price for the Securities tendered pursuant to the paragraph above shall be equal to 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If for any reason the Remarketing Agent does not purchase all of the Securities on the Floating Rate Period Termination Date, the Company shall be required to redeem the Securities at a redemption price equal 100% of the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding the Floating Rate Period Termination Date. If the Remarketing Agent elects to purchase the Securities, such obligation of the Remarketing Agent is subject to the conditions set forth in the Remarketing Agreement.

              In the event that the Callholder (i) has not given notice on or before February 15, 2005 of its intention to exercise the call option under the Call Option Agreement or (ii) fails to pay on or before the Business Day next preceding the Initial Reset Date the call price required under the Call Option Agreement, the Company shall redeem on the Initial Reset Date, in whole but not in part, the Securities at a redemption price equal to 100% of the aggregate principal amount of the Securities plus accrued and unpaid interest thereon to but excluding the Initial Reset Date, upon written notice by 5:00 p.m. London time on the Business Day next preceding Initial Reset Date from the Trustee, as holder of the Securities.

              Any such written notice given by the Trustee, as holder of the Securities, shall be irrevocable; provided, however, that if prior to the Early Redemption Date an Event of Default shall have occurred and be continuing, such holder, at its option, may elect by written notice to the Company, to withdraw such instruction and instead to declare the Securities to be due and payable pursuant to Section 5.1 of the Indenture.

              If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall be required to redeem the Securities, in whole but not in part, on any Reset Date following the

Initial Reset Date at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any, thereon to but excluding such Reset Date in the event that (i) the Remarketing Agent for any reason does not notify the Company of the Floating Period Interest Rate for the Floating Rate Reset Period beginning on such Reset Date by 4:00 p.m. (London time) on such Reset Date or of the Interest Rate to Maturity by 4:00 p.m., (London time) on the Fixed Rate Determination Date, as applicable, (ii) prior to any such Reset Date, the Remarketing Agent resigns and no successor has been appointed on or before such Reset Date or the Fixed Rate Determination Date, as applicable,
(iii) the Remarketing Agent elects to terminate the Remarketing Agreement in accordance with its terms, (iv) the Remarketing Agent for any reason does not elect (by notice to the Company and the Trustee not later than the Fixed Rate Determination Date) to purchase the Securities for remarketing on the Floating Rate Period Termination Date, (v) the Remarketing Agent for any reason does not deliver the purchase price of the Securities to or through DTC on or before the Floating Rate Period Termination Date or (vi) the Company for any reason fails to redeem the Securities from the Remarketing Agent as provided in the Remarketing Agreement following the Company's election to effect such redemption as set forth in paragraph (c) of Section 3.6 of the Indenture.

              If the Callholder shall have purchased the Securities pursuant to the Call Option Agreement and the Company shall have elected the Floating Rate Option, the Company shall notify the Callholder, the Remarketing Agent and the Trustee, not later than the Business Day immediately preceding the Floating Rate Period Termination Date, if the Company irrevocably elects to exercise its right to redeem the Senior Notes, in whole but not in part, from the Remarketing Agent on the Floating Rate Period Termination Date. If the Company elects to redeem the Securities, the Company shall redeem the Securities in whole at a redemption price equal to the Floating Rate Purchase Price plus accrued and unpaid interest, if any thereon to but excluding the Floating Rate Period Termination Date.

              The tender and settlement procedures set forth above, including provisions for payment by purchasers of the Securities to any remarketing agent or for payment of the Securities, may be modified to the extent required to facilitate the tender and remarketing of the Securities at the time of the remarketing. In addition, the Remarketing Agent may, without the consent of holders of the Securities, modify the tender and settlement procedures specified above in order to facilitate the tender and settlement process.

              Unless the Company defaults in payment of the redemption price, from and after a redemption date the Securities or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities except the right to receive the redemption price thereof.

              The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Securities and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

              If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to the Securities has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to the Securities have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration), then the Holders of a majority in aggregate principal amount of Securities then outstanding may waive all defaults, as provided in the Indenture, and rescind and annul such declaration of acceleration and its consequences.

              This Security is subject to redemption in whole but not in part upon the giving of notice as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 15, 2000, and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company taking reasonable measures available to it.

              The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

              No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest in respect of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

              In the event of a Change of Control, the Issuer has the obligation, subject to certain conditions, (i) prior to the Initial Reset Date, to offer to repurchase the Securities at a purchase price in Sterling equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase, plus a payment in U.S. Dollars equal to 1% of the principal amount of Certificates to be repurchased pursuant to a Change of Control Offer in accordance with the Trust Agreement; (ii) after the Initial Reset Date, to repurchase the Securities at 101% of the principal amount thereof plus accrued interest to the date of repurchase in accordance with the procedures set forth in the Indenture; and (iii) prior to the Initial Reset Date, but after a Conversion Event, to offer to repurchase the Securities at 101% of the principal amount thereof plus accrued interest to the date of repurchase in accordance with the procedures set forth in the Indenture. As further described in the Indenture, a Change of Control will not be deemed to have occurred if, after giving effect thereto, the Securities are rated Investment Grade.

              The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

              No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              When a successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

              The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

              No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

              This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

              Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

              This Security shall be governed by and construed in accordance with the law of the State of New York.

                                                                      SCHEDULE A



                             SCHEDULE OF ADJUSTMENTS


              The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is ___________. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.


  Date of      Decrease in      Increase in          Aggregate       Notation by
 Adjustment     Aggregate        Aggregate           Principal        Security
 ----------     Principal       Principal Amount     Amount of        Registrar
               Securities       of Securities       Securities        ---------
               ----------       -------------     Remaining After
                                                  Such Decrease or
                                                      Increase
                                                      --------

                               FORM OF ASSIGNMENT

I or we assign and transfer this Security to:


(Print or type name, address and zip code of assignee)

(Insert assignee's social security or tax I.D. number)

and irrevocably appoint:

Agent to transfer this Security on the books of the Issuer. The Agent may substitute another to act for him.

Date:                            Your Signature:

  (Sign exactly as your name appears exactly on the other side of this Security)



                                                   *Signature
                                                   Guarantee:

                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

              If you wish to have this Security purchased by the Issuer pursuant to Section 4.10 of the Indenture, check the Box: [insert [_] ].

              If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 4.10 of the Indenture, state the amount (in original principal amount):

                                   $-----------

                                   Your Signature:
Date:

          (Sign exactly as your name appears on the other side of this Security)

                              *Signature Guarantee

                                                            ARTICLE 11

                                   --------------------------------------

    *Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Indenture and the Securities Exchange Act of 1934.




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